EAST COAST VENTURE CAPITAL, INC.


                    1,250,000 Units, such Units consisting of
                      in the aggregate 1,250,000 shares of
                        Common Stock, $.01 par value, and
               1,250,000 Redeemable Common Stock Purchase Warrants


                             UNDERWRITING AGREEMENT



                                                         _________________, 1998



First Liberty Investment Group, Inc.
80 Broad Street, 6th Floor
New York, New York 10004

Attn: SHELDON L. TRAUBE


Dear Sirs:

         East  Coast  Venture  Capital,   Inc.,  a  Delaware   corporation  (the
"Company"), hereby confirms its agreement with you (the "Representative"), as follows:

         1.       DESCRIPTION OF THE SECURITIES.

         The Company proposes to issue and sell to the Representative an aggregate of 1,250,000 Units (the "Units"), each Unit consisting of one share of common stock, $.001 par value per share (the "Common Stock") and one redeemable common stock purchase warrant (the "Warrant") with an exercise price of $5.50 per share (the "Exercise Price") (the Common Stock and Warrants are collectively referred to as the "Securities") at an offering price of $4.10 per Unit. The Warrants shall be exercisable during the period (the "Warrant Exercise Period") commencing the earlier of (i) 24 months after the date of the Prospectus, or
(ii) 12 months after the date of the Prospectus with the Representative's prior written consent, and ending five years after the date of the Prospectus.

         The Company proposes to grant to the Representative an option (the "Representative's Option") to purchase up to 125,000 additional Units, each exercisable for $6.15 per Unit, or 150% of the initial public offering price per Unit, including Common Stock and Warrants exercisable for $8.25 per share, subject to

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adjustment.  The Company also proposes to grant to the  Representative an option
(the "Overallotment Option"), exercisable during the 30-day period after the Closing Date hereof, to purchase, at the initial public offering price less underwriting discounts, up to an additional 187,500 Units (the "Overallotment Units", and collectively with the Overallotment Option and the Common Stock and Warrants included in the Overallotment Units, the "Overallotment Securities"), on the same terms as the Units are offered to the public, solely to cover overallotments. The Representative's Securities (as defined hereafter) and Overallotment Securities shall collectively be referred to as the "Additional Securities". The offering of Securities and Additional Securities contemplated hereby may sometimes be referred to as the "Offering."

                  (a)      REPRESENTATIVE'S OPTION

                  The   Company   will   sell   to   the   Representative,   the
Representative's Option to purchase, for $.001 per Unit underlying the Representative's Option, one Unit for each ten Units sold in this Offering (the "Representative's Units") excluding the Additional Securities (a maximum of 125,000 Units) at an exercise price of $6.15 per Unit (the Representative's Option, the Representative's Units and the Common Stock (the "Representative's Shares") and Warrants (the "Representative's Warrants") included therein, collectively may be referred to as the "Representative's Securities"). The Representative's Warrants shall be exercisable at $8.25 per share, subject to adjustment, during the Warrant Exercise Period. The Representative's Option shall be exercisable for a four-year period commencing one year from the date of this Offering. The Representative's Securities shall be non-exercisable and non-transferable (other than to (i) officers of the Representative, and (ii) members of the selling group and their officers or partners) for a period of 12 months following the Effective Date. The Representative and/or holders of a majority interest in the Representative's Securities may, upon two occasions, during the four-year period commencing one year from the date of this Offering, demand that the Company prepare and file a post-effective amendment to this registration statement, or a new registration statement, permitting the sale of the Representative's Securities, and to use its best efforts to keep such registration statement effective for a nine-month period following its effective date. The Company shall bear all costs relating or incident to the first such registration statement, and the holders will bear all costs relating or incident to the second such registration statement. In addition, the Representative and/or holders of a majority interest in the Representative's Securities will have the right, subject to certain conditions, to include all or part of the Representative's Securities, at the Company's expense, in any registration statement relating to an equity offering filed under the Securities Act of 1933, as amended (the "1933 Act").

                  (b)      THE OVERALLOTMENT OPTION

                  The Company also proposes to grant to the Representative the Overallotment Option, exercisable during the 30-day period after the Closing Date hereof, to purchase, at the initial public offering price less underwriting discounts, up to an additional 187,500 Units, on the same terms as the Units are offered to the public, solely to cover overallotments. The Overallotment Securities shall be registered for sale to the public and included in the Registration Statement filed in connection with the Offering.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND VERITAS FINANCIAL CORP.

         The Company and Veritas Financial Corp. ("Veritas"), a ___________ corporation and principal shareholder of the Company, make the following representations and warranties to the Representative, as the case may be, that:

                  (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission"), a registration statement on Form N-2 (File No. 333-58681), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities under the 1933 Act and under the Investment Company Act of 1940, as amended (the "1940 Act") (the 1933 Act and 1940 Act, collectively, the "Acts"), which has been prepared in conformity with the Acts and the Rules and Regulations of the Commission promulgated thereunder. The Company will file further amendments to said registration statement in the form to be delivered to you and will not, before the registration statement becomes effective, file any other amendment thereto to which you shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, exhibits and all other documents filed as a part thereof or incorporated therein), is hereinafter called the "Registration Statement," and the prospectus, in the form filed with the Commission pursuant to Rule 424(b) of the General Rules and Regulations of the Commission under the Act (the "Regulations") or, if no such filing is made, the definitive prospectus used in the Offering, is hereinafter called the "Prospectus." The Company has delivered to you copies of each Preliminary Prospectus as filed with the Commission and has consented to the use of such copies for purposes permitted by the Act. For purposes hereof, "Rules" and "Regulations" mean the rules and regulations adopted by the Commission under either the 1933 Act, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or the Investment Advisers Act of 1940, as amended (the "Advisers Act").

                  (b) Neither the Commission nor any state regulatory authority have issued any orders preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus has conformed in all material respects with the requirements of the Act and has not included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, subject to the provisions set forth below and except as such untrue statement or omission has been cured in the a subsequent preliminary prospectus or in the final prospectus.

                  (c) When the Registration Statement becomes effective under the Act and at all times subsequent thereto including the Closing Date (as hereinafter defined) and the Option Closing Date (as hereinafter defined) and for such longer periods as in the opinion of counsel for the Representative, a Prospectus is required to be delivered in connection with the sale of the Securities by the Representative and the several Underwriters ("Underwriters"), as the case may be, the Registration Statement and Prospectus, and any amendment thereof or supplement thereto, will contain all material statements which are required to be stated therein in accordance with the Act and the Regulations, and will in all material respects conform to the requirements of the Act and the Regulations, and neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with express written information furnished to the Company by you, for use in connection with the preparation of the Registration Statement or Prospectus, or in any amendment thereof or supplement thereto. It is understood that the statements set forth under the heading "Underwriting" in the Prospectus with respect to (i) the amounts of the selling concession and reallowance; (ii) the identity of counsel to the Representative under the heading "Legal Matters;" and (iii) the information concerning the NASD affiliation of the Representative; constitute for purposes of this Paragraph the only information furnished in writing by or on behalf of the Representative for inclusion in the Registration Statement and Prospectus, as the case may be.

                  (d) Each of the Company and Veritas is, and at each of the Closing Date and the Option Closing Date will be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of the Company and Veritas is duly qualified or licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, except those jurisdictions in which the failure to so qualify would not have a material adverse effect. Each of the Company and Veritas has all requisite corporate powers and authority, and, except as set forth in the Registration Statement, the Company and Veritas have all material and necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease its properties and conduct its business as described in the Prospectus, including its license from the federal Small Business Administration ("SBA") to operate as a Specialized Small Business Investment Company ("SSBIC"), and applicable laws or rules and regulations promulgated by the SBA and/or the Internal Revenue Service ("IRS") relating to SSBICs or to which SSBICs are subject, and the Company and Veritas are doing business and have been doing business during the period described in the Registration Statement in compliance with all such material authorizations, approvals, orders, licenses, certificates and permits and all material federal, state and local laws, rules and regulations concerning the business in which the Company and Veritas are engaged, including its license from the federal Small Business Administration ("SBA") to operate as a Specialized Small Business Investment Company ("SSBIC"), and applicable laws or rules and regulations promulgated by the SBA and/or the Internal Revenue Service ("IRS") relating to SSBICs or to which SSBICs are subject. The disclosures in the Registration Statement concerning the effects of federal, state and local regulation on the business of the Company, as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact. The authorized, issued and outstanding capital stock of the Company as of April 30, 1998 and as of the date of the Prospectus is as set forth in the Prospectus under "Capitalization"; the shares of issued and outstanding capital stock of the Company set forth thereunder have been duly authorized, validly issued and are fully paid and non-assessable; except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company, have been granted or entered into by the Company, as the case may be, with respect to any of the Company's securities; and the Units, the Common Stock and Warrants included in the Units and the Common Stock underlying such Warrants, the Representative's Securities and the Overallotment Securities conform, in all material respects, to all statements relating thereto contained in the Registration Statement and Prospectus.

                  (e) The Company and Veritas have all corporate power and authority to enter into this Agreement and carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained or will have been obtained prior to the Closing Date. This Agreement has been duly and validly authorized and executed by the Company and Veritas. The Securities to be issued and sold by the Company pursuant to this Agreement, the Representative's Shares and Representative's Warrants issuable upon exercise of the Representative's Option and payment therefor, the Overallotment Option and the Overallotment Units and Common Stock and Warrants (including Common Stock issuable upon the exercise thereof) included in the Overallotment Units issuable upon the exercise thereof, have all been duly authorized (and, in the case of the Common Stock underlying the Representative's Warrant and the Common Stock underlying the Warrants included in the Overallotment Units issuable upon exercise of the Overallotment Option, have been duly reserved for issuance) and, when issued and paid for in accordance with this Agreement (and, in the case of the Common Stock underlying the Representative's Warrants, upon exercise of such Representative's Warrants and payment to the Company of the exercise price therefor), the Common Stock included in the Units and Common Stock issuable upon exercise of the Warrants included in the Units will be validly issued, fully paid and non-assessable; none of the Units, Common Stock or Warrants included therein or the Common Stock underlying such Warrants, the Representative's Securities and the Overallotment Securities are and will be subject to the preemptive rights of any stockholder of the Company, and none of the capital stock of the Company is and will be subject to the preemptive rights of any stockholder of the Company, and all of such securities conform and at all times up to and including their issuance will conform in all material respects to all statements with regard thereto contained in the Registration Statement and Prospectus; the holders thereof will not be subject to any liability under the laws of the State of New York as currently in effect solely as such holders; and all corporate action required to be taken for the authorization, issuance and sale of the Units, the Common Stock and Warrants included therein (including the Common Stock underlying the Warrants), Representative's Securities and the Overallotment Securities has been taken, and this Agreement constitutes a valid and binding obligation of the Company or Veritas, enforceable in accordance with its terms, to issue and sell, upon exercise in accordance with the terms thereof, the number and kind of securities called for thereby; and upon the issuance and delivery of the Units sold hereunder pursuant to the terms hereof, the purchasers of such Units will acquire good and marketable title to such Units and the underlying securities, free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

                  (f) The Company had all corporate power and authority to enter into a merger with (the "Merger") East Coast Venture Capital, Inc., a New York corporation ("East Coast-NY"), to which the Company is the successor, and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith or to effectuate such Merger under both New York and Delaware law have been obtained or will have been obtained prior to the Closing Date.

                  (g) Except as set forth in the Prospectus, the consummation of the transactions contemplated by this Agreement or the Warrant Agreement or Consulting Agreement, and the fulfillment of the terms hereof or thereof, will not result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Articles of Incorporation, as amended, or Bylaws of the Company or Veritas or of any evidence of material indebtedness, lease, contract or other agreement or instrument to which the Company or Veritas is a party or by which the Company or Veritas or any of their material properties is bound, or under any applicable law, rule, regulation, judgment, order or decree of any government, professional advisory body, administrative agency or court, domestic or foreign, having jurisdiction over the Company or Veritas, including those of the SBA which relate to SSBICs or to which SSBICs are subject, or their respective properties which are material to the Company or Veritas or their businesses, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Company or Veritas; and no consent, approval, authorization or order of any court or governmental or other regulatory agency or body, including the SBA, is required for the consummation by the Company or Veritas of the transactions on its part herein contemplated or the issuance of the Units, the Common Stock or the Warrants included in the Units, except such as may be required under the Act or under state securities or blue sky laws, except where a breach, violation or failure to obtain such consent would not have a material adverse effect upon the business or operation of the Company or Veritas.

                  (h) Subsequent to the date hereof, and prior to the Closing Date and the Option Closing Date, the Company will not issue or acquire any equity securities or securities or instruments convertible into or exchangeable for equity securities or other like convertible or exchangeable securities or instruments, and except as described in the Registration Statement, the Company does not have, and at the Closing Date will not have, outstanding any options to purchase or rights or warrants to subscribe for, or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell shares of its Preferred Stock, Common Stock or any such options, warrants, convertible securities or instruments, or obligations.

                  (i) The financial statements and notes thereto included in the Registration Statement and the Prospectus fairly present the financial position and the results of operations of the Company, of which all its capital stock was at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved.

                  (j) Except as set forth in the Registration Statement, neither the Company nor Veritas is, and at each of the Closing Date and the Option Closing Date will be, in violation or breach of, or default in, the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or Veritas is a party or by which the Company or Veritas is or may be bound or to which any of the property or assets of the Company or any of its subsidiaries are subject, which violations, breaches, default or defaults, singularly or in the aggregate, would have a material adverse effect on the Company or Veritas or their subsidiaries. Neither the Company nor Veritas have or will have taken any action in material violation of the provisions of the Articles of Incorporation, as amended, or the By-laws of the Company or Veritas or any statute or any order, rule or regulation of any court or regulatory authority or governmental body having jurisdiction over or application to the Company or Veritas or their businesses or properties.

                  (k) The Company had all corporate power and authority to enter into all agreements pertaining to, and carry out the provisions and conditions thereof, the Company's private placement of approximately 301,500 shares of Common Stock in October 1997 (the "1997 Placement"), and the agreements thereto were duly and validly authorized and executed by the Company. The Common Stock issued in the 1997 Placement were duly authorized, validly issued, fully paid and non-assessable.

                  (l) (i) The financial statements and schedules of the Company included as part of the Registration Statement or the Prospectus present fairly and financial condition of the Company as of the dates thereof, and the results of operations of the Company for the periods covered thereby, all in conformity with generally accepted accounting principles and the Rules and Regulations applied on a consistent basis throughout the entire periods involved; (ii) Michael C. Finkelstein, C.P.A. (the "Company's Accountants"), who have reported on such financial statements and schedules of the Company, are independent accountants with respect to the Company, as required by the Acts and the Rules and Regulations; and (iii) no other financial statements or schedules of the Company are required to be included in the Registration Statement or the Prospectus.

                  (m) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus and prior to the Closing Date or the Option Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus, (i) each of the Company and Veritas have and will have conducted its business in substantially the same manner as on April 30, 1998; (ii) neither the Company nor Veritas have incurred or will have incurred any material liability or obligation, direct or contingent, or has entered into or will have entered into any material transaction; (iii) neither the Company nor Veritas have or will have paid or declared any dividend or other distribution on its capital stock, (iv) there has not been and will not have been any change in (A) the capitalization of the Company, (B) the business, properties, prospects, financial condition or results of operations of the Company, or (C) the value of the assets of the Company, arising for any reason whatsoever; and (v) neither the Company nor Veritas have, or at the Closing Date or the Option Closing Date will have, any material contingent obligation.

                  (n) The Company has, and at the Closing Date and at the Option Closing Date will have, good and marketable title to all properties and assets described in the Registration Statement and the Prospectus as owned by them, free and clear of all liens, charges, encumbrances, claims, security interests, restrictions and defects of any material nature whatsoever, except such as are described or referred to in the Registration Statement and the Prospectus. All of the material leases and subleases under which the Company is the lessor or sublessor of properties or assets or under which the Company holds properties or assets as lessee as described in the Prospectus are, and will on the Closing Date and the Option Closing Date be, in full force and effect, and except as described in the Prospectus, the Company is not and will not be in default in respect to any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to rights of the Company as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company to continue possession of the leased or subleased premises or assets under any such lease or sublease except as described or referred to in the Prospectus, and the Company owns or leases all such properties as are necessary to its operations as now conducted and, except as otherwise stated in the Prospectus, as proposed to be conducted set forth in the Prospectus.

                  (o) Except as set forth in the  Prospectus,  the Company  does not own or control any capital stock or securities of, or have any proprietary interest in, or otherwise participate in any other corporation, partnership, joint venture, firm, association or business organization;
provided, however, that this provision shall not be applicable to the investment, if any, of the net proceeds from the sale of the Securities sold by the Company in certificates of deposits, savings deposits, short-term obligations of the United States Government, money market instruments or other short-term investments.

                  (p) Except as disclosed in the Prospectus, there is no business relationship, arrangement or conflict of interest between the Company and Veritas which could have a material adverse effect upon the Company, Veritas, or their respective businesses.

                  (q) To the knowledge of the Company, the Company's accountants, who have given their reports on certain financial statements filed and to be filed with the Commission as a part of the Registration Statement, which are incorporated in the Prospectus, are with respect to the Company, independent public accountants as required by the Act and the Rules and Regulations promulgated thereunder.

                  (r) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as otherwise expressly set forth herein or therein, the Company has not (i) issued any securities or incurred any material liability or obligation, direct or contingent, for borrowed money; or (ii) entered into any material transaction other than in the ordinary course of business; or (iii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.

                  (s) There is no litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the properties or business of, either the Company or Veritas, which might materially adversely affect the value, assets or the operation of the properties or the business of the Company, except as expressly set forth in the Prospectus. Further, except as referred to in the Prospectus, there are no pending actions, suits or proceedings related to environmental matters or related to discrimination on the basis of age, sex, religion or race, nor is the Company charged with or, to its knowledge, under investigation with respect to any violation of any statutes or regulations of any regulatory authority having jurisdiction over its business or operations, and no labor disturbances by the employees of the Company exist or, to the knowledge of the Company, have been threatened.

                  (t) Each of the Company and Veritas have, and at the Closing Date and at the Option Closing Date will have, filed all necessary federal, state and foreign income and franchise tax returns or has requested extensions thereof (except in any case where the failure to so file would not have a material adverse effect on the Company or Veritas, as the case may be, and has paid all taxes which it believes in good faith were required to be paid by it except for any such tax that currently is being contested in good faith or as described in the Prospectus.

                  (u) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Representative in connection with (i) the issuance by the Company of the Units, including the Common Stock and Warrants underlying the Units, (ii) the purchase of the Units by the Representative,
(iii) the consummation by the Company of any of its obligations under this Agreement, or (iv) any tax deficiency or claims outstanding, proposed or assessed against it.

                  (v) Either the Company or Veritas maintains insurance policies including, but not limited to, general liability and property insurance, which sufficiently insures the Company and its employees against such losses and risks generally insured against by comparable businesses, and neither the Company nor Veritas (i) have failed to give notice or present any insurance claim with respect to any matter, including, but not limited to, the Company's business, property or employees, under the insurance policy or surety bond in a due and timely manner, (ii) have any disputes or claims against any underwriter of such insurance policies or surety bonds or has not failed to pay any premiums due and payable thereunder, or (iii) have failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or of Veritas on behalf of the Company.

                  (w) The  Company is in  compliance  with the  requirements  of
Section 13(b)(2) of the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder (the "Exchange Act") and, except as disclosed in the Prospectus, to the Company's knowledge, neither the Company nor Veritas, nor any of their respective employees, officers, directors, agents or affiliates, have made, directly or indirectly, any payment of funds of such entity or received or retained funds in violation of any law, rule or regulation, which payment, receipt on retention is of a character which is required to be disclosed in the Prospectus.

                  (x) Neither the Company nor any of its employees, directors, stockholders, or affiliates (as defined by the Rules and Regulations) of any of the foregoing (including Veritas) have taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units or Warrants or Common Stock underlying such Units.

                  (y) Neither the Company nor Veritas have at any time (i) made any contribution to any candidate for political office, or failed to disclose fully any such contribution, in violation of law, or (ii) made any payment to any state, federal, foreign governmental or professional regulatory agency, officer or official or other person charged with similar public, quasi-public or professional regulatory duties, other than payments or contributions required or allowed by applicable law.

                  (z) Except as set forth in the Registration Statement, to the knowledge of the Company, neither the Company, nor any officer, director, employee or agent of the Company (including Veritas), has made any payment or transfer of any funds or assets of any such entity or conferred any personal benefit by use of such entity's assets or received any funds, assets or personal benefit in violation of any law, rule or regulation, which is required to be stated in the Registration Statement or necessary to make the statements therein not misleading.

                  (aa) There are no contracts, agreements, securities, instruments, certificates, or other documents of the Company or Veritas, which are of a character required to be described in the Registration Statement or Prospectus or filed as exhibits to the Registration Statement, which have not been so described or filed.

                  (bb) The Company will apply the net proceeds from the sale of the Securities sold by it for the purposes and in the manner set forth in the Registration Statement and Prospectus under the heading "Use of Proceeds."

                  (cc)  The  Company   shall   maintain  a  system  of  internal
accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specified authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (3) access to assets is permitted only in accordance with management's general or specific authorizations; and (4) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (dd) Except as set forth in the Registration Statement, no holder of any securities of the Company has the right to require registration of any securities because of the filing or effectiveness of the Registration Statement.

                  (ee) Neither the Company nor Veritas shall have taken and at the Closing Date will have taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Units, Common Stock or Warrants to facilitate the sale or resale of such securities.

                  (ff) To the best of the Company's and Veritas' knowledge, there are no claims for services in the nature of a finder's origination fee with respect to the sale of the Securities hereunder.

                  (gg) No right of first refusal exists with respect to any sale of securities by the Company, except that right of first refusal granted by the Company to the Representative to (1) underwrite or place any public or private offering of any debt or equity securities of the Company (excluding sales to employees of the Company) or any of its subsidiaries or affiliates, or (2) act as its investment banker with respect to any merger, acquisition or disposition of assets of the Company or any of its subsidiaries, for two years following the Closing Date, and as to which the Representative shall have twenty (20) days after its receipt of written notice thereof to accept or decline such offering. If the Representative declines to participate in such offering and if thereafter the terms of such offering are modified, the Representative shall have up to ten
(10) days thereafter to accept or decline the modified terms.

                  (hh) No statement, representation, warranty or covenant made by the Company or Veritas, as the case may be, in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representative was, when made, or as of the Closing Date or as of the Option Closing Date, will be materially inaccurate, untrue or incorrect.

                  (ii) The Company and Veritas have generally enjoyed satisfactory employer/employee relationships with their respective employees and are in compliance with all federal, state and local laws and regulations respecting the employment of their respective employees and employment practices, terms and conditions of employment and wages and hours relating thereto. To the knowledge of the Company and Veritas, there are no pending or threatened investigations involving the Company by the U.S. Department of Labor or any other federal, state or local agency responsible for the enforcement of such laws and regulations. To the knowledge of the Company and Veritas, there are no unfair labor practice charges or complaints against the Company or Veritas or any subsidiary pending before the National Labor Relations Board or any strikes, picketing, boycotts, disputes, slowdowns or stoppage pending or threatened against or involving the Company or Veritas or any subsidiary, or any predecessor entity, and none has occurred. No collective bargaining agreements or modifications thereof are currently in effect or being negotiated by the Company or Veritas or any subsidiary and their respective employees. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company, Veritas and any subsidiary.

                  (jj) Neither the Company nor Veritas has not maintained or contributed to any deferred compensation, profit sharing, savings, retirement, pension or other benefit plan or arrangements with or for the benefit of any person resulting from a relationship with the Company, except as may be disclosed in the Prospectus.

                  (kk) Each of the Company and Veritas is in compliance with all federal and state laws, rules and regulations relating to consumer protection, occupational safety and health and to the storage, handling or transportation of hazardous or toxic materials and the Company and Veritas have received all permits, licenses or other approvals required of the Company under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business and the Company and Veritas are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), business, net worth or results of operations of the Company, except as the case may be, as may be described in or contemplated by the Prospectus.

                  (ll) Any certificate signed by any officer of the Company or Veritas, respectively, and delivered to the Representative or counsel to the Representative shall be deemed a representation and warranty by the Company or Veritas, respectively, to the Representative as to the matters covered thereby.

                  (mm) The minute books of the Company have been made available to the Representative and contain a complete summary of all meetings and actions of the directors and stockholders of the Company, since the time of its incorporation, and reflect all transactions referred to in such minutes accurately in all material respects.

                  (nn) The Company is or will be registered with the Commission under the 1940 Act as an investment company upon the consummation of this Offering. The Company is, and at all times through the Closing Date and Option Closing Date, will be in compliance with the terms and provisions of the Acts in all material respects. The Company will take all best efforts to maintain such registration as an investment company under the 1940 Act with the Commission. No person is serving or acting as an officer or director of, or investment adviser to, the Company or Veritas, respectively, except in accordance with the provisions of the 1940 Act, the Advisers Act, and the Rules and Regulations thereunder.

                  (oo) The Company has purchased "key man" life insurance policies on the life of Zindel Zelmanovitch, of which the Company is the sole beneficiary, on terms and conditions satisfactory to the Representative.

                  (pp) The Company has received, and promptly presented to the Representative and counsel for the Representative, copies of all duly executed and delivered "lock-up" letters from each of the officers, directors and shareholders of the Company regarding any Common Stock of the Company or securities convertible into or exchangeable for such Common Stock, that each of the foregoing is thereby restricted from selling, hypothecating, pledging or otherwise disposing of any shares of Common Stock or securities convertible into or exchangeable for Common Stock, for eighteen (18) months from the Effective Date (or one year with the prior written consent of the Representative).

                  (qq) The Company has received,  and promptly  presented to the
Representative and counsel for the Representative, "10b-5" letters from each of the officers, directors and holders of at least five percent of the outstanding shares of any class of equity stock of the Company (both before and after giving effect to the Acquisitions), whereby such individuals stated that the information contained in the Registration Statement and the Prospectus was accurate, and affirmed that he or she has not, in the five years preceding the Effective Date (or as disclosed in the Registration Statement and Prospectus), been the subject of any court order, judgment or decree restricting in any way such person's involvement in the securities or commodities industries, convicted in or named in a criminal proceeding, the subject of any bankruptcy petition, or found by a court of competent jurisdiction of violating any securities or federal commodities law.

         3.       COVENANTS OF THE COMPANY AND VERITAS.

         The Company and Veritas covenant and agree, as the case may be, that:

                  (a) The Company will cause the Units, the Common Stock and Warrants included in the Units and the Common Stock underlying such Warrants to be registered pursuant to Section 12 of the Exchange Act, not later than the Effective Date.

                  (b) The Company will file with NASDAQ, as long as the Securities are quoted on the NASDAQ National Market System or SmallCap Market, all documents required thereby to maintain listing or quotation thereupon, and will take any and all actions required to comply with and maintain all continuing requirements for listing thereupon.

                  (c) The Company will notify the Representative immediately of any actual or threatened or impending investigations (formal or informal) or any delisting or other proceedings brought by NASDAQ, the NASD, SEC or any other governmental or regulatory agency or body or any exchange.

                  (d) The Company will deliver to the Representative, without charge, two conformed copies of each Registration Statement and of each amendment or supplement thereto, including all financial statements and exhibits.

                  (e) The Company has delivered to the Representative, and each of the Underwriters and dealers selected by the Representative (the "Selected Dealers") which are registered broker-dealers under the Exchange Act of 1934, as amended, if any, without charge, as many copies as have been requested of each Preliminary Prospectus heretofore filed with the Commission in accordance with and pursuant to the Commission's Rule 430 under the Act and will deliver to the Representative and to others whose names and addresses are furnished by the Underwriter or a Selected Dealer, without charge, on the Effective Date of the Registration Statement, and thereafter from time to time during such reasonable period as you may request if, in the opinion of counsel for the Representative, the Prospectus is required by law to be delivered in connection with sales by the underwriter or a selected dealer, as many copies of the Prospectus (and, in the event of any amendment of or supplement to the Prospectus, of such amended or supplemented Prospectus) as the underwriter or selected dealer may reasonably request for the purposes contemplated by the Act. The Company will take all necessary actions to furnish to whomever directed by the Representative, when and as requested by the Representative, all necessary documents, exhibits, information, applications, instruments and papers as may be reasonably required or, in the written opinion of counsel to the Representative desirable, in order to permit or facilitate the sale of the Securities.

                  (f) The Company has authorized the Representative to use, and make available for use by prospective dealers, the Preliminary Prospectus, and authorizes the underwriters and all selected dealers in connection with the distribution of the Securities to be purchased by the Representative and all dealers to whom any of such Securities may be sold by the Representative or by any Underwriter or Selected Dealer, to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Securities in accordance with the applicable provisions of the Act, the applicable Regulations and applicable state law, until completion of the distribution of the Securities and for such longer period as you may request if the Prospectus is required under the Act, the applicable Regulations or applicable state law to be delivered in connection with sales of the Securities by the Representative or the Underwriters or Selected Dealers.

                  (g) The Company will use its best efforts to cause the Registration Statement to become effective and will notify the Representative immediately, and confirm the notice in writing: (i) when the Registration Statement or any post-effective amendment thereto becomes effective, if the provisions of Rule 497 promulgated under the Acts will be relied upon and when the Prospectus has been filed in accordance with said Rule 497; (ii) of the issuance by the Commission of any stop order or of the initiation, or to the best of the Company's knowledge, the threat of any proceedings for that purpose;
(iii) of the suspension of the qualification of the Securities, the Representative's Warrants and the Representative's Securities, or underlying securities, for offering or sale in any jurisdiction or of the initiating, or to the best of the Company's knowledge the threatening, of any proceeding for that purpose; and (iv) of the receipt of any comments from the Commission. If the Commission shall enter a stop order at any time, the Company will make every reasonable effort to obtain the lifting of such order at the earliest possible moment.

                  (h) During the time when a prospectus is required to be delivered under the 1933 Act and 1940 Act, the Company will comply with all requirements imposed upon it by the 1933 Act, the 1940 Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus. If at any time when a prospectus relating to the Securities is required to be delivered under the Acts, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Representative, the Prospectus as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the 1933 Act and will furnish to you copies thereof.

                  (i) The Company shall file the Prospectus (in form and substance satisfactory to the Representative and counsel to the Representative) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 497 not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement, and (ii) the fifth business day after the Effective Date of the Registration Statement or post-effective amendment thereto.

                  (j) The Company will endeavor in good faith, in cooperation with you, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws or blue sky laws of such jurisdictions as you may reasonably designate. In each jurisdiction where such qualification shall be effected, the Company will, unless you agree that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction.

                  (k) The Company shall cause the Units and Common Stock and Warrants underlying the Units to be listed on NASDAQ SmallCap or NASDAQ/NMS and, for a period of seven (7) years from the date hereof, use its best efforts to maintain NASDAQ quotation of the Units, Common Stock and Warrants to the extent each security remains outstanding.

                  (l) The Company will make generally available to its securityholders, as soon as practicable, but in no event later than the first day of the fifteenth full calendar month following the Effective Date of the Registration Statement, an earnings statement of the Company, which will be in reasonable detail but which need not be audited, covering a period of at least twelve months beginning after the Effective Date of the Registration Statement, which earnings statements shall satisfy the requirements of Section 11(a) of the Act and the Regulations as then in effect. The Company may discharge this obligation in accordance with Rule 158 of the Rules and Regulations.

                  (m) During the period of seven years commencing on the Effective Date of the Registration Statement, the Company will make available to its stockholders an annual report (including financial statements audited by its independent public accountants), in reasonable detail, and, at its expense, furnish the Representative (i) within 90 days after the end of each fiscal year of the Company, a consolidated balance sheet of the Company and a separate balance sheet of each subsidiary of the Company the accounts of which are not included in such consolidated balance sheet as of the end of such fiscal year, and consolidated statements of operations, stockholders' equity and cash flows of the Company and separate statements of operations, stockholders' equity and cash flows of any subsidiaries of the Company the accounts of which are not included in such consolidated statements, for the fiscal year then ended all in reasonable detail and all certified by independent accountants (within the meaning of the Act and the Regulations), (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, similar balance sheets as of the end of such fiscal quarter and similar statements of operations, stockholders' equity and cash flows for the fiscal quarter then ended, all in reasonable detail, and subject to year end adjustment, all certified by the Company's principal financial officer or the Company's principal accounting officer as having been prepared in accordance with generally accepted accounting principles applied on a consistent basis, (iii) as soon as available, each report furnished to or filed with the Commission or any securities exchange and each report and financial statement furnished to the Company's shareholders generally, and (iv) as soon as available, such other material as the Representative may from time to time reasonably request regarding the financial condition and operations of the Company. During such seven-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

                  (n) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its securityholders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Acts, covering a period of at least 12 months after the Effective Date of the Registration Statement.

                  (o) For a period of eighteen months from the Closing Date, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit), the Company's financial statements for each of the first three quarters prior to the announcement of quarterly financial information, the filing of the Company's 10-Q quarterly report and the mailing of quarterly financial information to stockholders.

                  (p) For a period of three (3) years after the Effective Date of the Registration Statement, the Representative shall have a preferential right on the terms and subject to the conditions set forth in this paragraph, to purchase for its account, or to sell for the account of the Company, any securities of the Company, with respect to which the Company may seek a public offering and sale of such securities; and the Company will consult with the Representative with regard to any such offering and will offer to the Representative the opportunity, on terms not more favorable to the Company than they can secure elsewhere, to purchase or sell any such securities. If the Representative fails to accept in writing such proposal made by the Company thereof within fifteen (15) business days after receipt of a notice containing such proposal, then the Representative shall have no further claim or right with respect to the proposal contained in such notice. If, thereafter such proposal is modified, the Company shall again consult with the Representative in connection with such modification and shall in all respects have the same obligations and adopt the same procedures with respect to such proposal as are provided hereinabove with respect to the original proposal.

                  (q) Prior to the filing of the Registration Statement, the Company shall have provided to the Representative the results of any title, lien, Uniform Commercial Code or other search as the Representative or its counsel may request.

                  (r) Prior to the Closing Date or the Option Closing Date, neither the Company nor Veritas will issue, directly or indirectly, without your prior written consent and that of counsel for the Representative, any press release or other public announcement or hold any press conference with respect to the Company or its activities with respect to this Offering.

                  (s) The Company will deliver to you prior to filing, any amendment or supplement to the Registration Statement or Prospectus proposed to be filed after the Effective Date of the Registration Statement and will not file any such amendment or supplement to which you shall reasonably object after being furnished such copy.

                  (t) During the period of 120 days commencing on the date hereof, neither the Company nor Veritas will at any time take, directly or indirectly, any action designed to, or which will constitute or which might reasonably be expected to cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of any of the Securities.

                  (u) The Company will apply the net proceeds from the Offering received by it in the manner, and subject to the conditions, set forth under the section entitled "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used, directly or indirectly, to acquire any securities issued by the Company.

                  (v) The Company will retain counsel, an accounting firm, and financial printer, and maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent and Warrant Agent) for its Common Stock and Warrants, all of whom shall be reasonably acceptable to the Representative.

                  (w) Counsel for the Company, the Company's accountants, and the officers and directors of the Company will, respectively, furnish the opinions, the letters and the certificates referred to in subsections of Paragraph 9 hereof, and, in the event that the Company shall file any amendment to the Registration Statement relating to the offering of the Securities or any amendment or supplement to the Prospectus relating to the offering of the Securities subsequent to the Effective Date of the Registration Statement, such counsel, such accountants, such officers and directors, respectively, will, at the time of such filing or at such subsequent time as you shall specify, so long as securities being registered by such amendment or supplement are being underwritten by the Representative and the Underwriters, as the case may be, furnish to you such opinions, letters and certificates, each dated the date of its delivery, of the same nature as the opinions, the letters and the certificates referred to in said Paragraph 9, as you may reasonably request, or, if any such opinion or letter or certificate cannot be furnished by reason of the fact that such counsel or such accountants or any such officer or director believes that the same would be inaccurate, such counsel or such accountants or such officer or director will furnish an accurate opinion or letter or certificate with respect to the same subject matter.

                  (x) The Company and Veritas, as the case may be, will comply with all of the provisions of any undertakings contained in the Registration Statement in all material respects.

                  (y) The Company will reserve and keep available for issuance that maximum number of its authorized but unissued shares of Common Stock which are issuable upon exercise of the Warrants underlying the Units, Representative's Warrants, and the Overallotment Option and any Warrants issuable upon the exercise thereof, and any shares of capital stock issuable upon the exercise or conversion of any other options, warrants, instruments or loans outstanding from time to time.

                  (z) During a period of three years commencing on the Effective
Date, the Company will furnish to you and any Underwriters or Selected Dealers, who may so request copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock, and will furnish to the Representative and such Underwriters or Selected Dealers who may request a copy of each annual or other report which the Company is required to file with the Commission.

                  (aa) The Company agrees that it will, upon the Closing Date, have obtained approval from the SBA to engage, for a period of no less than three (3) years, a designee of the Representative as an advisor (the "Advisor") to its Board of Directors where such Advisor shall attend meetings of the Board, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors and shall be entitled to receive compensation therefor equal to the entitlement of all non-employee directors. Such Advisor shall also be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging, and transportation. The Company further agrees that during said three
(3) year period, it shall schedule no less than four (4) formal and "in person" meetings of its Board of Directors in each such year and fifteen (15) days advance notice of such meetings shall be given to the Advisor. Further, during such three (3) year period, the Company shall give notice to the Representative with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions. The Representative shall have the right during such three-year periods in its sole discretion, to designate one person for election as a Director of the Company and the Company will utilize its best efforts to obtain the election of such person who shall be entitled to receive the same compensation, expense reimbursements and other benefits set forth above.

                  Both the Company and Veritas agree to indemnify and hold the Representative and such Advisor or Director harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of your designee at any such meeting described herein. In the event the Company maintains a liability insurance policy affording coverage for the acts of its of officers and directors, it agrees, if possible, to include the Representative's designee as an insured under such policy.

                  (bb) The Company agrees that it will, upon the Closing Date, enter into a Financial Consulting Agreement with the Representative, whereby it shall engage the Representative as a financial consultant for a three (3) year term and for an annual fee of $36,000, which full amount for the entire three year term shall be paid in advance and in full upon the Closing Date.

                  (cc) As soon as practicable, but (i) in no event more than five (5) business days before the Effective Date of the Registration Statement, the Company shall file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Units, Common Stock and Warrants, and
(ii) in no event more than 30 days after the Effective Date of the Registration Statement, apply for listing in Standard and Poor's Corporation Reports or Moody's OTC Guide, and use its best efforts to have the Company included in such publications and continue such inclusion for at least five years from the Closing Date.

                  (dd) For a period of eighteen (18) months from the Effective Date, no officer, director or holder of any securities of the Company prior to the Offering will, directly or indirectly, offer, sell (including any short sale), grant any option for the sale of, acquire any option to dispose of, or otherwise dispose of any shares of Common Stock into public markets, including shares of Common Stock issuable upon exercise of options, warrants or any convertible securities of the Company, without the prior written consent of the Representative, and other than as set forth in the Registration Statement. In order to enforce this covenant, the Company shall impose stop-transfer instructions with respect to the securities owned by every stockholder prior to the Offering until the end of such period (subject to any exceptions to such limitation on transferability set forth in the Registration Statement). Notwithstanding the foregoing, the Company's current stockholders shall be permitted to make transfers for estate planning purposes or in private sales, so long as the transferee agrees in writing to be bound by the foregoing provisions. If necessary to comply with any applicable Blue-sky Law, the shares held by such stockholders will be escrowed with counsel for the Company or otherwise as required. In addition, prior to the end of such eighteen (18) month period, the Company will not permit its counsel to issue any opinions to remove any legends from any of its securities.

                  (ee) Except for the issuance of shares of capital stock by the Company in connection with the exercise of warrants or options outstanding as of the Closing Date and Option Closing Date and as disclosed in the Registration Statement, the Company shall not, for a period of eighteen (18) months following the Closing Date, directly or indirectly, offer, sell, issue, agree to issue or transfer any of its debt, equity or other securities of any kind, including any security exchangeable or exercisable for, or convertible into, shares of its capital stock or register any of such securities (under any form of registration statement, including Form S-8), without the prior written consent of the

Representative. Options granted pursuant to plans as described in or permitted under the Registration Statement must be exercisable at the fair market value on the date of grant.

                  (ff) For so long as any of the Warrants underlying the Units remain outstanding, the Company shall maintain "key person" life insurance payable to the Company on the life of Zindel Zelmanovitch, its Chief Executive Officer, in the amount of at least $1,000,000, unless his employment with the Company is earlier terminated. In such event, the Company will obtain a comparable policy on the life of his successor for the balance of such period.

                  (gg) The Company will use its best efforts to obtain, as soon after the Closing Date as is reasonably possible, liability insurance covering its officers and directors.

                  (hh) The Company agrees that any conflict of interest arising between a member of the Company's Board of Directors or any officer and the Company in connection with such Director's dealing with, or obligations to, the Company or Veritas, shall be resolved by a vote of the majority of the independent members of the Board of Directors of the Company, which members shall also not be board members or officers of Veritas.

                  (ii) The Company agrees that it will employ the services of a financial public relations firm reasonably acceptable to the Representative for a period of at least twelve months following the Effective Date.

                  (jj) For a period of five (5) years from the Effective Date, at the request of the Representative, the Company shall provide promptly, at its expense, copies of the Company's daily transfer sheets furnished to it by its transfer agent and copies of the securities positions provided to it by the Depository Trust Company, and the list of holders of all of the Company's securities.

                  (kk) The Company shall take all actions necessary or required to effectuate and preserve the registration rights granted to the Representative pursuant to the Representative's Warrant.

         4.       SALE, PURCHASE AND DELIVERY OF SECURITIES: CLOSING DATE.

                  (a) The Company agrees to sell to the Representative, and the Representative, on the basis of the warranties, representations and agreements of the Company herein, and subject to the terms and conditions herein, agrees to purchase the Securities from the Company at a price of $4.10 per Unit, less an underwriting discount of ten percent (10%) of the offering price thereof. The Representative may allow a concession not exceeding

$.____ per Unit to Selected Dealers who are members of the National Association of Securities Dealers, Inc ("NASD"), and to certain foreign dealers.

                  (b) Delivery of the Securities and payment therefor shall be made at 10:00 a.m., New York time on the Closing Date, as hereinafter defined, at the offices of the Representative or such other location as may be agreed upon by you and the Company. Delivery of certificates for the Common Stock (in definitive form and registered in such names and in such denominations as you shall request by written notice to the Company delivered at least two business days' prior to the Closing Date), shall be made to you against payment of the purchase price therefor by certified or bank check or wire transfer payable in New York Clearing House funds to the order of the Company. The Company will make such certificates available for inspection at least two business days prior to the Closing Date at such place as you shall designate.

                  (c) Unless otherwise agreed, the "Closing Date" shall be _____________, 1998, or such other date not later than the sixth business day following the effective date of the Registration Statement as you shall determine and advise the Company.

                  (d) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Securities by the Company to the Representative and the Underwriters shall be borne by the Company. The Company will pay and hold the Representative and the Underwriters, as the case may be, and any subsequent holder of the Securities, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Representative and the Underwriters, as the case may be, of the Securities or any portions thereof.

         5.       SALE,  PURCHASE AND DELIVERY OF THE OVERALLOTMENT  SECURITIES:
                  OPTION CLOSING DATE.

                  (a) The Company agrees to sell to the Representative, and upon the basis of the representations, warranties and agreements of the Company herein contained, subject to the satisfaction of all the terms and conditions of this Agreement, the Representative shall have the option (the "Overallotment Option") to purchase the Overallotment Securities from the Company, at the same price per Security as set forth in Paragraph 4(a) above. Overallotment Securities may be purchased solely for the purpose of covering overallotments made in connection with the distribution and sale of the Securities.

                  (b) The Overallotment Option to purchase all or part of the Overallotment Securities covered thereby is exercisable by you at any time and from time to time before the expiration of a period of 30 calendar days from the date of the Effective Date of the Registration Statement (the "Option Period") by written notice to the Company setting forth the number of Overallotment Securities for which the Option is being exercised, the name or names in which the certificates for such Overallotment Securities are to be registered and the denominations of such certificates. Upon each exercise of the Overallotment Option, the Company shall sell to the Representative the aggregate number of Overallotment Securities specified in the notice exercising such Overallotment Option.

                  (c) Delivery of the Overallotment Securities with respect to which the Overallotment Option shall have been exercised and payment therefor shall be made at 10:00 a.m., New York time on the Option Closing Date, as hereinafter defined, at the offices of the Representative or at such other locations as may be agreed upon by you and the Company. Delivery of certificates for Overallotment Securities shall be made to you against payment of the purchase price therefor by certified or bank check or wire transfer in New York Clearing House Funds to the order of the Company. The Company will make certificates for Overallotment Securities to be purchased at the Option Closing Date available for inspection at least two business days prior to such Option Closing Date at such place as you shall designate.

                  (d) The "Option Closing Date" shall be the date not later than five business days after the end of the Option Period as you shall determine and advise the Company by at least three full business days' notice, unless some other time is agreed upon between you and the Company.

                  (e) The obligations of the Representative to purchase and pay for Overallotment Securities at such Option Closing Date shall be subject to compliance as of such date with all the conditions specified in Paragraph 2 herein and the delivery to you of opinions, certificates and letters, each dated such Option Closing Date, substantially similar in scope to those specified in Paragraph 9 herein.

                  (f) The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Overallotment Securities by the Company to the Representative shall be borne by the Company. The Company will pay and hold the Representative, and any subsequent holder of Overallotment Securities, harmless from any and all liabilities with respect to or resulting from any failure or delay in paying federal and state stamp taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Representative of the Overallotment Securities or any portion thereof.

         6.       WARRANT SOLICITATION FEE.

         The  Company  agrees  to pay the  Representative  a fee  (the  "Warrant
Solicitation Fee") of four percent (4%) of the aggregate exercise price of the Warrants if: (i) the market price of the Common Stock is greater than the exercise price of the Warrants on the date of exercise; (ii) the exercise of the Warrants are solicited by the Representative or any other member of the NASD and the customer states in writing that the transaction was solicited and designates in writing the broker-dealer to receive compensation for the exercise; (iii) the disclosure of compensation arrangements was made both at the time of the Offering and at the time of the exercise of the Warrant; and (iv) the solicitation of the Warrant is not in violation of Regulation M promulgated under the Exchange Act. The Company agrees not to solicit the exercise of any Warrants other than through the Representative and will not authorize any other dealer to engage in such solicitation without the prior written consent of the Representative which will not be unreasonably withheld. The Warrant Solicitation Fee will not be paid in a non-solicited transaction. No Warrant solicitation by the Representative will occur prior to one year from the Effective Date.

         7.       REPRESENTATIONS AND WARRANTIES OF THE REPRESENTATIVE.

         The Representative represents and warrants to the Company that:

                  (a) The Representative is a member in good standing of the National Association of Securities Dealers, Inc., and has complied with all NASD requirements concerning net capital and compensation to be received in connection with the Offering.

                  (b) To the Representative's knowledge, there are no claims for services in the nature of a finder's origination fee with respect to the sale of the Securities hereunder to which the Company is, or may become, obligated to pay.

                  (c) Neither the Representative, the Underwriters or Selected Dealers, nor any of their registered representatives, respectively, have provided purchasers of the Securities with any information concerning the Company other than the Preliminary Prospectus and the Prospectus.

         8.       PAYMENT OF EXPENSES.

                  (a) The Company will pay and bear all costs, fees, taxes and expenses incident to and in connection with: (i) the issuance, offer, sale and delivery of the Securities, including all expenses and fees incident to the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement (including all exhibits thereto), each Preliminary Prospectus, the Prospectus, and amendments and post-effective amendments thereof and supplements thereto, and this Agreement and related documents, Preliminary and Final Blue Sky Memoranda, including the cost of preparing and copying all copies thereof in quantities deemed necessary by the Underwriters; (ii) the costs of preparing transaction closing binders and lucite cube mementos in such quantity as the Representative specifies, and the preparing and printing all "Tombstone" and other appropriate advertisements in THE WALL STREET JOURNAL, THE NEW YORK TIMES and other publications selected by the Representative; (iii) the printing, engraving, issuance and delivery of the Unit Certificates, Common Stock, Warrants, and any of the Additional Securities, including any transfer or other taxes payable thereon in connection with the original issuance thereof; (iv) the qualification of the Units, Common Stock and Warrants under the state or foreign securities or "Blue Sky" laws selected by the Representative and the Company, and all legal fees of counsel for the Representative in connection therewith (in the amount of $20,000) plus all disbursements and filing fees incurred by such counsel for such states; (v) fees and disbursements of counsel and accountants for the Company, including those incurred in connection with the actions specified in the foregoing clause (i);
(vi) other expenses and disbursements reasonably incurred on behalf of the Company; (vii) the filing fees payable to the Commission and the National Association of Securities Dealers, Inc. ("NASD"); and (viii) any application for listing of the Units, Common Stock and Warrants on a securities exchange, or application for quotation thereof on NASDAQ.

                  (b) In addition to the expenses to be paid and borne by the Company referred to in Paragraph 8(a) above, the Company shall reimburse you at closing for expenses incurred by you in connection with the Offering (for which you need not make any accounting), in the amount of three percent (3%) of the price to the public of the Securities and Additional Securities sold in the Offering. This 3% non-accountable expense allowance shall cover the fees of your legal counsel, but shall not include any expenses for which the Company is responsible under Paragraph 8(a) above, including the reasonable fees and disbursements of your legal counsel with respect to Blue Sky matters.

                  (c) In the event that the Company does not or cannot, for any reason whatsoever other than a default by the Representative, proceed with the Offering, or if any of the representations, warranties or covenants contained in this Agreement are not materially correct or cannot be complied with by the Company, or business prospects or obligations of the Company are adversely affected and the Company does not commence or continue with the Offering at any time or terminates the proposed transaction prior to the Closing Date, the Company shall reimburse the Representative on an accountable basis for all out-of-pocket expenses actually incurred in connection with the Underwriting, this Agreement and all of the transactions hereby contemplated (including, without limitation, your legal fees and expenses) and the Representative shall not be responsible for any expense of the Company or others or for any change or claim related to the Offering contemplated by hereunder in the event that the Offering is not consummated.

         9.       CONDITIONS OF REPRESENTATIVE'S OBLIGATIONS.

         The obligations of the Representative to consummate the transactions contemplated by this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company contained herein as of the date hereof and as of the Closing Date, the accuracy of the statements of the Company and its officers and directors made pursuant to the provisions hereof, and to the performance by the Company of its covenants and agreements hereunder and under any and all covenants and agreements contemplated herein and under each certificate, opinion and document contemplated hereunder and to the following additional conditions:

                  (a) The Registration Statement, in form and substance satisfactory to the Representative and counsel to the Representative, shall have become effective not later than 5:00 p.m., New York time, on the date following the date of this Agreement, or such later date and time as shall be consented to in writing by you and, on or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or the qualification or registration of the Securities under the securities laws of any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or to your knowledge or the knowledge of the Company, shall be contemplated by the Commission or any such authorities of any jurisdiction and any request on the part of the Commission or any such authorities for additional information shall have been complied with to the reasonable satisfaction of the Commission or such authorities and counsel to the Representative, and after the date hereof no amendment or supplement shall have been filed to the Registration Statement or Prospectus without your prior consent. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the price of the Units and the Common Stock and Warrants included therein, and the exercise price of the Warrants included therein and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 497 of the Rules and Regulations within the prescribed time period, and the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with Rule 497.

                  (b) The Registration Statement or the Prospectus or any amendment thereof or supplement thereto shall not contain an untrue statement of a fact which is material, or omit to state a fact which is material and is required to be stated therein or is necessary to make the statements therein, not misleading.

                  (c) Between the time of the execution and delivery of this Agreement and the Closing Date, there shall be no litigation instituted against the Company, Veritas or any of its officers or directors and between such dates there shall be no proceeding instituted or, to the Company's knowledge, threatened against the Company, Veritas or any of its officers or directors before or by any federal, state or county commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would have a material adverse effect on the Company or its business, business prospects or properties, or have a material adverse effect on the financial condition or results of operation of the Company.

                  (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there shall have been no litigation instituted against the Company, Veritas or any officer or director of the Company or Veritas, and since such dates there shall have been no proceeding instituted or threatened against the Company, Veritas or any officer or director of the Company or Veritas, before or by any federal, state or local court, commission, regulatory body, administrative agency or other governmental agency or body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding could materially affect the business, properties, prospects, financial condition or results of operations of the Company, and (ii) no executive officer of the Company listed as such in the Prospectus shall have died, become physically or mentally disabled, resigned or been removed or discharged.

                  (e) Each of the representations and warranties of the Company or Veritas, as the case may be, contained herein and each certificate and document contemplated under this Agreement to be delivered to you shall be true and correct at the Closing Date as if made at the Closing Date, and all covenants and agreements contained herein and in each such certificate and document to be performed on the part of the Company or Veritas, as the case may be, and all conditions contained herein and in each such certificate and document to be fulfilled or complied with by the Company at or prior to the Closing Date shall be fulfilled or complied with.

                  (f) At the Closing Date, you shall have received the opinion of Berlack, Israels & Liberman, LLP, counsel to the Company, dated as of such Closing Date, addressed to the Representative and in form and substance satisfactory to counsel to the Representative, to the effect that:

                           (i)     Each  of  the   Company   and  Veritas  is  a
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full corporate power and authority, and all licenses, permits, certifications, registrations, approvals, consents and franchises to own or lease and operate its properties and to conduct their businesses as described in the Registration Statement. Each of the Company and Veritas is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and failure so to qualify could have a material adverse effect on the financial condition, results of operations, business or properties of the Company; and the disclosure in the Registration Statement concerning the effects of federal, state and local laws, rules and regulations on the Company's business as currently conducted and as contemplated are correct in all material respects and do not omit to state a fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made;

                           (ii)    The  Company  has full  corporate  power  and
authority to execute, deliver and perform the Underwriting Agreement, Warrant Agreement and Consulting Agreement issue the Units, the Common Stock and
Warrants included in the Units, the Representative's Securities and Overallotment Securities, and issue and reserve for issuance any securities underlying any of the Additional Securities, as the case may be, and to consummate the transactions contemplated thereby. The execution, delivery and performance of the Underwriting Agreement, Warrant Agreement, Consulting Agreement and issuance of the Units, Common Stock and Warrants included in the Units, Securities, the consummation by the Company of the transactions therein contemplated and the compliance by the Company and Veritas with the terms of the Underwriting

Agreement, Warrant Agreement and Consulting Agreement, and the issuance of the Units, Common Stock and Warrants included in the Units, and the Additional Securities have been duly authorized by all necessary corporate action, and each of the Underwriting Agreement, Warrant Agreement and Consulting Agreement, and the Units, Common Stock and Warrants underlying the Units, and the Additional Securities have been duly executed and delivered by the Company. The Underwriting Agreement, Warrant Agreement and Consulting Agreement, and the Units, Common Stock and Warrants included in the Units, and the Additional Securities are valid and binding obligations of the Company (and in the case of the Underwriting Agreement, a valid and binding obligation of Veritas), enforceable in accordance with their respective terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies and except that enforceability of the indemnification provisions and the contribution provisions set forth in the Underwriting Agreement may be limited by the federal securities laws or public policy underlying such laws;

                           (iii)   The  execution,  delivery and  performance of
the Underwriting Agreement, Warrant Agreement and Consulting Agreement, and the Securities (including the Additional Securities) by the Company and Veritas, as the case may be, the consummation by the Company of the transactions therein contemplated and the compliance by the Company with the terms of the Underwriting Agreement and the Securities (including the Additional Securities) do not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in a violation of the Articles of Incorporation, as the same may be amended, or By-laws of the Company or Veritas, (B) to the best of our knowledge, result in a breach of, or conflict with, any terms or provisions of or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or Veritas pursuant to, any indenture, mortgage, note, contract, commitment or other material agreement or instrument to which the Company or Veritas is a party or by which the Company or Veritas or any of their properties or assets are or may be bound or affected, except where any of the foregoing would not result in a material adverse effect upon the Company's business or operations; (C) to the best of our knowledge, violate any existing applicable law, rule or regulation or judgment, order or decree known to us of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or Veritas or any of their respective properties or businesses; or (D) to the best of our knowledge, have any effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or Veritas to own or lease and operate their properties and to conduct their business or the ability of the Company or Veritas to make use thereof;

                           (iv)    To the  knowledge  of counsel to the Company,
neither the Company nor Veritas owns an equity interest in any other corporation, partnership, joint venture, trust or other business entity, except as disclosed in the Prospectus;

                           (v)     To   the   best   of   our   knowledge,    no
authorization, approval, consent, order, registration, license or permit of any court or governmental agency or body (other than under the Act, the Rules and Regulations and applicable state securities or Blue Sky laws) is required for the valid authorization, issuance, sale and delivery of the Securities, the Additional Securities, or the Representative's Warrants and the underlying shares, and the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Representative's Warrants;

                           (vi)    The   Registration   Statement  was  declared
effective under the 1933 Act and under the 1940 Act, on ___________, 1998; to the best our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending, threatened or contemplated under the Act or applicable state securities laws;

                           (vii)   The    Registration    Statement    and   the
Prospectus, as of the Effective Date (except for the financial statements and other financial data included therein or omitted therefrom, as to which we express no opinion), comply as to form in all material respects with the requirements of the Act and Regulations and the conditions for use of a registration statement on Form SB-2 have been satisfied by the Company;

                           (viii)  The description in the Registration Statement
and the Prospectus of statutes, regulations, contracts and other documents have been reviewed by us, and, based upon such review, are accurate in all material respects and present fairly the information required to be disclosed, and to the best of our knowledge, there are no material statutes or regulations, or, to the best of our knowledge, material contracts or documents, of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement, which are not so described or filed as required, and to the best of our knowledge, none of the material provisions of the contracts or instruments described above violates any existing applicable law, rule or regulation or judgment, order or decree known to us of any United States governmental agency or court having jurisdiction over the Company or any of its assets or businesses;

                           (ix)    The Company has a duly authorized, issued and
outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under the heading "Capitalization", and the Company is not a party to or bound by any instruments, agreement or other arrangement providing for it to issue any capital stock, warrants, options or other securities, except for this Agreement and as described in the Prospectus. The outstanding securities of the Company has been duly authorized, validly issued, fully paid and nonassessable. None of the outstanding securities of the Company have been issued in violation of the preemptive rights of any securityholder of the Company. All of the issued and outstanding securities of the Company offered in this Offering, will be owned by the holders thereof free and clear of any mortgage, pledge, lien, charge or encumbrance, except as set forth in the Registration Statement and the Prospectus. None of the holders of the outstanding securities of the Company is subject to personal liability solely by reason of being such a holder. The authorized securities conforms to the description thereof contained in the Registration Statement and Prospectus. To the best of our knowledge, except as set forth in the Prospectus, no holders of any of the Company's securities have any rights, "demand," "piggyback" or otherwise, to have such securities registered under the Act. All corporate action required to be taken for the authorization, issuance and sale of the securities has been duly, validly and sufficiently taken. Neither the
Securities,  the  Additional  Securities,  nor the Common  Stock are  subject to preemptive rights of any stockholder of the Company. The certificates representing the Securities are in proper legal form;

                           (x)     The issuance and sale of the  Securities  has
been duly authorized and, when paid for, the Securities issued and delivered pursuant to the terms of the Representative's Warrants, as the case may be, and the Representative's Warrants will constitute the valid and binding obligations of the Company, enforceable in accordance with their terms, to issue and sell the Representative's Warrants and underlying Representative's Shares. The shares of Common Stock have been duly authorized by the Company to be offered in the form of the Securities. The Representative's Warrants and underlying Representative's Shares conform to the descriptions thereof contained in the Registration Statement and Prospectus;

                           (xi)    The  Representative  will have  acquired good
title to the Securities upon consummation of the Offering and will be able to acquire good title to the Additional Securities upon the exercise of the Overallotment Option or Representative's Option, as the case may be, free and clear of all liens, encumbrances, equities, security interests and claims, provided that the Representative is a bona fide purchaser as defined in ss.8-302 of the Uniform Commercial Code, as amended;

                           (xii)   Assuming  that the  Representative  exercises
the Overallotment Option to purchase the Additional Securities and make payments therefor in accordance with the terms of the Underwriting Agreement, upon delivery of the Additional Securities to the Representative thereunder, the Representative will acquire good title to the Additional Securities, free and clear of any liens, encumbrances, equities, security interests and claims, provided that the Representative is a bona fide purchaser as defined in ss.8-302 of the Uniform Commercial Code;

                           (xiii)  The Registration Statement is effective under
the Acts, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and, to such counsel's knowledge, after due inquiry, no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Acts;

                           (xiv)   To the  best  of  our  knowledge,  after  due
inquiry, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any governmental agency, court or tribunal, foreign or domestic, or before any private arbitration tribunal, pending or threatened against the Company or Veritas or involving their properties or businesses, other than as described in the Prospectus, such description being accurate, and other than litigation incident to the kind of business conducted by the Company which, individually and in the aggregate, is not material, and, except as otherwise disclosed in the Prospectus and the Registration Statement, the Company and Veritas have complied with all federal and state laws, statutes and regulations concerning the business of the Company and Veritas;

                           (xv)    All sales of the  Company's  securities  have
been made in compliance with or under an exemption from the registration requirements of the Act, and no purchaser of such securities in any such sale has a right of action against the Company for failure to comply with the registration or filing requirements of any state;

                           (xvi)         Each of the Company and Veritas owns or
possesses, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct its business (including, without limitation, any such licenses or rights described in the Prospectus as being owned or possessed by the Company or Veritas, as the case may be), and to the best of such counsel's knowledge after reasonable investigation, there is no claim or action by any person pertaining to, or proceeding, pending, or threatened, which challenges the exclusive rights of the Company or Veritas, as the case may be, with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's business (including, without limitations, any such licenses or rights described in the Prospectus as being owned or possessed by the Company or Veritas);

                           (xvii)  Except  as  described   in  the   Prospectus,
neither the Company nor Veritas (a) maintains, sponsors or contributes to any ERISA Plans, (b) maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA, and (c) have either completely or partially, withdrawn from a "multiemployer plan," with respect to any employees of or who perform duties on behalf of the Company.

                           (xviii) The Company has no subsidiaries;

                           (xix)   We   have   participated   in   reviews   and
discussions in connection with the preparation of the Registration Statement and the Prospectus. Although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, no facts came to our attention which lead us to believe that (A) the Registration Statement (except as to the financial statements and other financial data contained therein, as to which we express no opinion), on the Effective Date, contained any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that (B) the Prospectus (except as to the financial statements and other financial data contained therein, as to which we express no opinion) contains any untrue statement or a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                           (xx)    The  Prospectus  has  been  reviewed  by such
counsel, and insofar as it refers to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions is correct in all material respects;

                           (xxi)   To Company counsel's  knowledge,  the persons
listed in the Principal Stockholders or Management sections of the

Prospectus are the respective "beneficial owners" (as such phrase is defined in Regulation 13d-3 promulgated under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                           (xxii)  To  such  counsel's   knowledge,   except  as
described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement;

                           (xxiii) To  such  counsel's   knowledge,   except  as
described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Shares hereunder or the financial consulting arrangement or any other arrangements, agreements, understandings, payments or issuances that may affect the Representative's compensation, as determined by the NASD;

                           (xxiv)  The  Company  has,  or will have  before  the
Effective Date, gained approval for quotation of each of the Units, Common Stock and Warrants by the NASDAQ SmallCap Market and will maintain and fulfill all requirements for continued quotation thereby;

                           (xxv)   The Company is, or will before the  Effective
Date have become, duly registered with the Commission under the 1940 Act as an investment company, and all action under the Acts necessary to consummate the public offering and sale of the Units thereunder as provided in this Agreement has or will have been taken by the Company, and all rules and regulations of the SBA or IRS, as the case may be, for which compliance is necessary to gain and maintain status as a SSBIC, have or will have been complied with as of or by the Effective Date. The provisions of the Certificate of Incorporation and By-Laws of the Company comply as to form in all material respects with the Acts and the Rules and Regulations;

                           (xxvi)  The Company shall have obtained, and provided
copies to the Representative and counsel to the Representative of, duly executed and delivered "lock-up" letters from each of the Company's officers, directors and shareholders whereby each such person agrees not to sell, issue, pledge, hypothecate or otherwise transfer, any of such person's shares of Common Stock for a period of eighteen (18) months from the Closing Date, which "lock-up" letters are legal, valid and binding obligations of the parties thereto, enforceable against each such party and any subsequent holder of the securities subject thereto in accordance with its terms.

                  (g) The sections in the Prospectus substantially entitled as or relating to "Tax Considerations" have been reviewed by counsel to the Company or special tax counsel to the Company, with expertise sufficient in tax matters.

                  (h) On or prior to the Closing Date, counsel for the Representative shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in this Paragraph 9, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions herein contained.

                  (i)      Prior to the Closing Date:

                           (i)     There  shall  have been no  material  adverse
change in the condition or prospects or the business activities, financial or otherwise, of the Company or Veritas, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus;

                           (ii)    There shall have been no transaction, outside
the ordinary course of business, entered into by the Company or Veritas, from the latest date as of which the financial condition of the Company, is set forth in the Registration Statement and Prospectus which is material to the Company, which is either (x) required to be disclosed in the Prospectus or Registration Statement and is not so disclosed, or (y) likely to have a material adverse effect on the business or financial condition of the Company;

                           (iii)   The  Company  shall be in  default  under any
material provision of any instrument relating to any outstanding indebtedness, except as described in the Prospectus;

                           (iv)    No  material  amount of the  assets of any of
the Company or Veritas shall have been pledged, mortgaged or otherwise encumbered, except as set forth in the Registration Statement and Prospectus;

                           (v)     No action,  investigation suit or proceeding,
at law or in equity, shall have been pending or to the best of their knowledge threatened against the Company or Veritas or affecting any of their respective properties or businesses before or by any court or federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, operations, prospects or financial condition or income of the Company, taken as a whole, except as set forth in the Registration Statement and Prospectus;

                           (vi)    No stop order  shall have been  issued  under
the Act and no proceedings therefor shall have been initiated or, to the best of the knowledge of the Company threatened by the Commission; and

                           (vii)   Each of the representations and warranties of
any of the Company and Veritas contained in this Agreement and in each certificate and document contemplated under this Agreement to be delivered to you was, when originally made and is at the time such certificate is dated, true and correct.

                  (j)  Concurrently  with the  execution  and  delivery  of this
Agreement and at the Closing Date, you shall have received a certificate of the Company signed by the Chief Executive Officer of each of the Company and Veritas and the principal financial officer of each of the Company and Veritas, dated as of the Closing Date, to the effect that the conditions set forth in subparagraph
(i) above have been satisfied and that, as of the Closing Date, the representations and warranties of the Company and Veritas set forth in Paragraph 2 herein and the statements in the Registration Statement and Prospectus were and are true and correct in all material respects. Any certificate signed by any officer of the Company or Veritas, and delivered to you or for counsel for the Representative shall be deemed a representation and warranty by the Company or Veritas, as the case may be, to the Representative as to the statements made therein.

                  (k) At the time this Agreement is executed, and at the Closing Date, you shall have received a "cold comfort" letter, addressed to the Representative and in form and substance satisfactory in all respects to you and counsel for the Representative, from Michael C. Finkelstein, C.P.A., auditors for the Company, with regards to the Company's financial statements, dated as of the date of this Agreement and as of the Closing Date.

                  (l) All proceedings taken in connection with the authorization, issuance or sale of the Units, Common Stock and Warrants included therein, Representative's Warrants, the Representative's Securities, and the Overallotment Securities as herein contemplated shall be satisfactory in form and substance to you and to counsel to the Representative, and the Representative shall have received from such counsel an opinion, dated as the Closing Date with respect to such of these proceedings as you may reasonably require.

                  (m) The Company and Veritas, as the case may be, shall have furnished to you such certificates, additional to those specifically mentioned herein, as you may have reasonably requested in a timely manner as to the accuracy and completeness, at the Closing Date, of any statement in the Registration Statement or the Prospectus, as to the accuracy, at the Closing Date, of the representations and warranties of each of the Company and Veritas, as the case may be, herein and in each certificate and document contemplated under this Agreement to be delivered to you, as to the performance by the Company and Veritas of their obligations hereunder and under each such certificate and document or as to the fulfillment of the conditions concurrent and precedent to your obligations hereunder.

                  (n) On or before the Closing Date, the Company shall cause to be provided, and the Representative shall have received, from each officer, director and shareholder of the Company, "lockup" agreements from each such person restricting any sales, transfers, pledges or other hypothecations of such person's shares of any class of equity security of the Company for a period of eighteen (18) months from the Closing Date.

                  (o) The obligation of the Representative to purchase any Securities hereunder is subject to the accuracy of the representations and warranties of the Company contained herein on and as of the Option Closing Date and to the satisfaction on and as of the Option Closing Date of the conditions set forth herein.

                  (p) On the Closing Date there shall have been duly tendered to you for your account the appropriate number of shares of Common Stock and Warrants constituting the Securities.

                  (q) No action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date, for members of the NASD to execute transactions (as principal or agent) in the Securities and no proceedings for the taking of such action shall have been instituted or shall be pending, or, to the knowledge of the Representative, the Company shall be contemplated by the Commission or the NASD. The Company and the Representative represent that at the date hereof each has no knowledge that any such action is in fact contemplated against any of them by the Commission or the NASD.

                  (r) Prior to the Effective Date, the Company will make all filings required, including registration under the Exchange Act, to obtain, and shall have obtained and shall use its best efforts to maintain, the listing of the Common Stock on the NASDAQ SmallCap Market.

                  (s) If any of the conditions herein provided for in this Paragraph shall not have been fulfilled, or all "lock-up" letters restricting sales, pledges, transfers or hypothecations of any kind by officers, directors or shareholders of the Company for eighteen (18) months after the Closing Date have not been received, as of the date indicated, this Agreement and all obligations of the Representative under this Agreement may be canceled at, or at any time prior to, each Closing Date by the Representative notifying the Company of such cancellation in writing or by telegram at or prior to the applicable Closing Date. Any such cancellation shall be without liability of the Representative to the Company or to Veritas.

         10.      INDEMNIFICATION AND CONTRIBUTION.

                  (a) Subject to the conditions set forth below, each of the Company and Veritas, jointly and severally, agrees to indemnify and hold harmless the Representative and each of the Representatives and each person, if any, who controls such Representative (such person, a "controlling person") within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, and any of its agents including its attorneys, against any and all losses, liabilities, claims, damages, actions and expenses or liability, joint or several, whatsoever (including but not limited to any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, including those regarding legal fees), joint or several, to which it or such controlling persons may become subject under the Act, the Exchange Act or under any other statute or at common law or otherwise or under the laws of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any Preliminary Prospectus or the Prospectus (as from time to time amended and supplemented); in any post-effective amendment or amendments or any new registration statement and prospectus in which is included the shares of the Company issued or issuable upon exercise of the Representative's Warrants, or in any application or other document or written communication (in this Paragraph 10 collectively called "application") executed by the Company and Veritas or based upon written information furnished by the Company filed in any jurisdiction in order to qualify the Common Stock, Additional Securities, Representative's Warrants and Representative's Shares underlying the Representative's Warrant under the securities laws thereof or filed with the Commission or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon or in conformity with written information furnished to the Company with respect to the Representative by or on behalf of the Representative expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment or supplement thereof, or in application, as the case may be. Notwithstanding the foregoing, the Company shall have no liability under this Paragraph 10(a) if any such untrue statement or omission made in a Preliminary Prospectus, is cured in the Prospectus and the Representative failed to deliver to the person or persons alleging the liability upon which indemnification is being sought, at or prior to the written confirmation of such sale, a copy of the Prospectus. This indemnity will be in addition to any liability which the Company or Veritas may otherwise have.

                  (b) The Representative agrees to indemnify and hold harmless the Company and each of the officers and directors of the Company who have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Representative in Paragraph 10(a), but only with respect to any untrue statement or alleged untrue statement of any material fact contained in or any omission or alleged omission to state a material fact required to be stated in the Registration Statement or Prospectus or any amendment or supplement thereof or necessary to make the statements therein not misleading or in any application made solely in reliance upon, and in conformity with, written information furnished to the Company by you specifically expressly for use in the preparation of the Registration Statement or Prospectus directly relating to the transactions effected by the Representative and the Representatives in connection with this Offering. This indemnity agreement will be in addition to any liability which the Representative may otherwise have. Notwithstanding the foregoing, the Representative shall have no liability under this Paragraph 10(b) if any such untrue statement or omission made in a Preliminary Prospectus is cured in the Prospectus, and the Prospectus is delivered to the person or persons alleging the liability upon which indemnification is being sought.

                  (c) If any action is brought against any indemnified party (the "Indemnitee") in respect of which indemnity may be sought against another party pursuant to the foregoing (the "Indemnitor"), the Indemnitor shall assume the defense of the action, including the employment and fees of counsel (reasonably satisfactory to the Indemnitee) and payment of expenses. Any Indemnitee shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of such counsel shall have been authorized in writing by the Indemnitor in connection with the defense of such action. If the Indemnitor shall have employed counsel to have charge of the defense or shall previously have assumed the defense of any such action or claim, the Indemnitor shall not thereafter be liable to any Indemnitee in investigating, preparing or defending any such action or claim. Each Indemnitee shall promptly notify the Indemnitor of the commencement of any litigation or proceedings against the Indemnitee in connection with the issue and sale of the Common Stock, Additional Securities, Representative's Warrants or Representative's Shares, or in connection with the Registration Statement or Prospectus.

                  (d) In order to provide for just and equitable contribution under the 1933 Act in any case in which: (i) the Representative makes a claim for indemnification pursuant to Paragraph 10 hereof, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case notwithstanding the fact that this Paragraph 10 provides for indemnification of such case; or (ii) contribution under the 1933 Act may be required on the part of the Representative in circumstances for which indemnification is provided under this Paragraph 10, then, and in each such case, the Company and the Representative shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after any contribution from others) in such proportion so that the Representative is responsible for the portion represented by dividing the total compensation received by the Representative herein by the total purchase price of all Securities sold in the public offering and the Company is responsible for the remaining portion; provided, that in any such case, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The foregoing contribution agreement shall in no way affect the contribution liabilities of any persons having liability under Section 11 of the 1933 Act other than the Company, Veritas, and the Representative. As used in this Paragraph 10, the term "Representative" includes any officer, director, or other person who controls the Representative within the meaning of Section 15 of the 1933 Act, and the word "Company" includes any officer, director or person who controls the Company or Veritas, within the meaning of Section 15 of the 1933 Act. If the full amount of the contribution specified in this paragraph is not permitted by law, then the Representative and each person who controls the Representative shall be entitled to contribution from the Company to the full extent permitted by law. No contribution shall be requested with regard to the settlement of any matter from any party who did not consent to the settlement.

                  (e) Within fifteen (15) days after receipt by any party to this Agreement (or its Representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is made against another party (the "contributing party"), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability it may have to any other party other than for contribution hereunder.

                  In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or his or its Representative of the commencement thereof within the aforesaid fifteen (15) days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified. Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party. The indemnification provisions contained in this Paragraph 10 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

         11.      REPRESENTATIONS,   WARRANTIES,   AND   AGREEMENTS  TO  SURVIVE
                  DELIVERY.

         The respective indemnity and contribution agreements by the Representative, Veritas and the Company contained in Paragraph 10 hereof, and the covenants, representations and warranties of the Company, Veritas and the Representative set forth in this Agreement, shall remain operative and in full force and effect regardless of (i) any investigation made by the Representative or on its behalf or by or on behalf of any person who controls the Representative, or by the Company or Veritas, or any controlling person of the Company, or any director or any officer of the Company or Veritas, (ii) acceptance of any of the Securities and payment therefor, or (iii) any termination of this Agreement, and shall survive the delivery of the Securities and any successor of the Representative or the Company or Veritas, or of any person who controls you or the Company or Veritas, or any other indemnified party, as the case may be, shall be entitled to the benefit of such respective indemnity and contribution agreements. The respective indemnity and contribution agreements by the Representative and the Company or Veritas contained in this Paragraph 11 shall be in addition to any liability which the Representative and the Company or Veritas may otherwise have.

         12.      DEFAULT.

         If one or more underwriters default in their obligations to purchase Securities hereunder and the aggregate number of such Securities that such defaulting underwriter or underwriters agreed but failed to purchase is ten percent or less of the aggregate number of Securities to be purchased by all of the underwriters at such time hereunder, the other underwriters, as the case may be, may make arrangements satisfactory to the Representative, as the case may be, for the purchase of such Securities by other persons (who may include one or more of the non-defaulting underwriters, including the Representative), but if no such arrangements are made by the Closing Date or Option Closing Date, as the case may be, the other underwriters shall be obligated severally in proportion to their respective commitments hereunder to purchase the Securities that such defaulting underwriter or underwriters agreed but failed to purchase. If one or more underwriters so default with respect to an aggregate number of Securities that is more than ten percent of the aggregate number of Securities, as the case may be, to be purchased by all of the underwriters at such time hereunder, and if arrangements satisfactory to the Representative or Representative are not made within 36 hours after such default for the purchase by other persons (who may include one or more of the non-defaulting underwriters, including the Representative) of the Securities with respect to which such default occurs, this Agreement will terminate without liability on the part of any non-defaulting underwriter or the Company, except as provided herein. In the event of any default by one or more underwriters as described in this Section 9, the Representative shall have the right to postpone the Closing Date on the Option Closing Date for not more than seven business days in order that any necessary changes may be made in the arrangements or documents for the purchase and delivery of the Securities. As used in this Section 12, the term "underwriter" includes any Underwriter, any co-underwriter, selected dealer or syndicate member, and any person substituted for an underwriter under this Section, unless otherwise specified. Nothing herein shall relieve any defaulting underwriter from liability for its default.

         13.      EFFECTIVE DATE OF THIS AGREEMENT AND TERMINATION THEREOF.

                  (a) This Agreement shall become effective at 10:00 a.m., New York time, on the first full business day following the day on which you and the Company receive notification that the Registration Statement became effective.

                  (b) This Agreement may be terminated by the Representative by notifying the Company at any time on or before the Closing Date, if any domestic or international event or act or occurrence has in your sole opinion, materially disrupted, or in your sole opinion will in the immediate future materially disrupt, securities markets; or if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or NASDAQ or by order of the Commission or any other governmental authority having jurisdiction; or if a moratorium in foreign exchange trading by major international banks or persons has been declared; or if the Company shall have sustained a loss material or substantial to the Company taken as a whole by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in your sole opinion, make it inadvisable to proceed with the delivery of the Securities; or if there shall have been a material adverse change in the conditions of the securities market in general, as in your reasonable judgment would make it inadvisable to proceed with the offering, sale and delivery of the Securities; or if there shall have been a material adverse change in the financial or securities markets, particularly in the over-the-counter market, in the United States having occurred since the date of this Agreement; or your clearing agent has refused to grant you credit in connection with the purchase of the Units, Common Stock or Warrants; or the NASDAQ Stock Market, Inc. has refused to release the Units, Common Stock or Warrants for trading on the NASDAQ SmallCap market.

                  (c) If you elect to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Paragraph 13, the Company shall be notified promptly by you by telephone or facsimile, confirmed by letter.

                  (d) If this  Agreement  shall not become  effective or if this
Agreement shall not be carried out within the time specified herein by reason of any failure on the part of the Company to perform any undertaking, or to materially satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company to the Representative, in addition to the obligations assumed by the Company pursuant to Paragraph 8 herein, will be to reimburse the Representative for the following: (i) Blue Sky counsel fees and expenses to the extent set forth in Paragraph 8; (ii) Blue Sky filing fees; and (iii) such reasonable out-of-pocket expenses of the Representative (including the fees and disbursements of their counsel), to the extent set forth in Paragraph 8(c), in connection with this Agreement and the proposed offering of the Securities.

                  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Paragraph 8 and 10 hereof shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

         14.      NOTICES.

         All communications hereunder, except as herein otherwise specifically provided, shall be in writing and, if sent to the Representative, shall be mailed by registered or certified mail, postage prepaid, return receipt registered, or delivered personally with receipt acknowledged or by a nationally-recognized next-day courier service with delivery confirmed to the Representative at First Liberty Investment Group, Inc., 80 Broad Street, 6th Floor, New York, New York 10004, Attention: Sheldon L. Traube, Vice President, with a copy thereof to Lawrence G. Nusbaum, Esq., Gusrae, Kaplan & Bruno, 120 Wall Street, 11th Floor, New York, New York 10005, if sent to the Company, shall be mailed or delivered as set forth above to the Company at East Coast Venture Capital, Inc., 50 East 42nd Street, Suite 1301, New York, New York 10017,
Attention: Zindel Zelmanovitch, President, with a copy thereof to Berlack, Israels & Liberman, LLP, 120 West 45th Street, New York, New York 10036,
Attention: Stuart Neuhauser, Esq., and if sent to Veritas, to Veritas Financial Corp., c/o East Coast Venture Capital, Inc., 50 East 42nd Street, Suite 1301, New York, New York 10017, Attention: Zindel Zelmanovitch, President.

         15.      PARTIES.

         This Agreement shall inure solely to the benefit of and shall be binding upon, the Representative and any underwriters or selected dealers as to which the Representative shall or may act hereunder as Representative, the Company, Veritas and the controlling persons, directors and officers referred to in Paragraph 10 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained.

         16.      CONSTRUCTION.

         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York and shall supersede any agreement or understanding, oral or in writing, express or implied, between any of the Company, Veritas and you relating to the sale of any of the Securities.

         17.      JURISDICTION AND VENUE.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York with respect to contracts made and to be fully performed therein, without regard to the conflicts of laws principles thereof. The parties hereto hereby agree that any suit or proceeding arising under this Agreement, or in connection with the consummation of the transactions contemplated hereby, shall be brought solely in a federal or state court located in the City, County and State of New York, or in any court of competent jurisdiction selected by the Holder. By its execution hereof, the Company hereby consents and irrevocably submits to the IN PERSONAM jurisdiction of the federal and state courts located in the City, County and State of New York (or any such other court of competent jurisdiction selected by the Representative) and agrees that any process in any suit or proceeding commenced in such courts under this Agreement may be served upon it personally or by certified or registered mail, return receipt requested, or by Federal Express or other courier service, with the same force and effect as if personally served upon it in New York City (or in the city or county in which such other court is located). The parties hereto each waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense of lack of IN PERSONAM jurisdiction with respect thereto.

         18.      COUNTERPARTS.

         This Agreement may be executed in counterparts.

         If the foregoing correctly sets forth the understanding between the Representative and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.



                                      Very truly yours,


                                      EAST COAST VENTURE CAPITAL, INC.



                                   By:
                                      ---------------------------------------
                                      Zindel Zelmanovitch, President



                                      VERITAS FINANCIAL CORP.


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:



Accepted as of the date first above written:


FIRST LIBERTY INVESTMENT GROUP, INC.,
   as Representative



By:
   -----------------------------------------
   Sheldon L. Traube, Vice President